Exhibit 3.4

SECOND AMENDMENT OF TWENTY-THIRD AMENDED AND RESTATED
CERTIFICATE OF LIMITED PARTNERSHIP

OF

THE JONES FINANCIAL COMPANIES, L.L.L.P.

The undersigned, for the purpose of amending the Twenty-Third Amended and Restated Certificate of Limited Partnership under the Missouri Revised Uniform Limited Partnership Act, states the following:

(1)
The name of the limited partnership is The Jones Financial Companies, L.L.L.P., and the limited partnership's charter number is LP0000443.

(2)
The partnership filed the Twenty-Third Amended and Restated Certificate of Limited Partnership with the Missouri Secretary of State on January 20, 2026.

(3)
The Twenty-Third Amended and Restated Certificate of Limited Partnership is hereby amended to reflect the general partner withdrawals and admissions attached hereto on Exhibit A effective as of the dates listed on Exhibit A.

Upon the withdrawal and admission of said partners, the number of general partners is 574.

In affirmation thereof, the facts stated above are true.

Dated: March 17, 2026

General Partner:

By ________/s/ Penny Pennington __________________

Penny Pennington

Managing Partner/Authorized Person/Attorney-in-Fact

EXHIBIT A

Withdrawn General Partners:
Partner Name	Date Withdrawn as General Partner	Address 1 & 2	City, State & Zip
Abarquez, James	3/1/2026	12555 Manchester Road	St. Louis, MO 63131
Brenker, Sarah	3/1/2026	12555 Manchester Road	St. Louis, MO 63131
Chervenak, Adam Franklin	3/1/2026	12555 Manchester Road	St. Louis, MO 63131
Christnovich, Adam	3/1/2026	12555 Manchester Road	St. Louis, MO 63131
Colao, Jared Thomas	3/1/2026	12555 Manchester Road	St. Louis, MO 63131
Davis, Brent Robert	3/1/2026	12555 Manchester Road	St. Louis, MO 63131
Erekson, Gregory Rock	3/1/2026	12555 Manchester Road	St. Louis, MO 63131
Fell, Lori Anne	3/1/2026	12555 Manchester Road	St. Louis, MO 63131
Frazier, Michelle	3/1/2026	12555 Manchester Road	St. Louis, MO 63131
Gernetzke, Mary Deanne	3/1/2026	12555 Manchester Road	St. Louis, MO 63131
Haluska, Shellie Larie	3/1/2026	12555 Manchester Road	St. Louis, MO 63131
Hang, Kenneth	3/1/2026	12555 Manchester Road	St. Louis, MO 63131
Hart, Paul	3/1/2026	12555 Manchester Road	St. Louis, MO 63131
Henry, Christopher Travis	3/1/2026	12555 Manchester Road	St. Louis, MO 63131
Hunt, Jennifer	3/1/2026	12555 Manchester Road	St. Louis, MO 63131
Jacobson, Brock Matthew	3/1/2026	12555 Manchester Road	St. Louis, MO 63131
Klug, Daniel William	3/1/2026	12555 Manchester Road	St. Louis, MO 63131
Lee, Ariel Jordan	3/1/2026	12555 Manchester Road	St. Louis, MO 63131
Miller, Daniel Thomas	3/1/2026	12555 Manchester Road	St. Louis, MO 63131
Mozer, Robert Walter	3/1/2026	12555 Manchester Road	St. Louis, MO 63131
Perry, James P	3/1/2026	12555 Manchester Road	St. Louis, MO 63131
Scott A Miller and Monica J Miller Qualified Spousal Trust	3/1/2026	12555 Manchester Road	St. Louis, MO 63131
Stansbury, Audrey	3/1/2026	12555 Manchester Road	St. Louis, MO 63131
Stodola, Amy	3/1/2026	12555 Manchester Road	St. Louis, MO 63131
Tefft, Kyle Nathan	3/1/2026	12555 Manchester Road	St. Louis, MO 63131
Wang, Yi	3/1/2026	12555 Manchester Road	St. Louis, MO 63131
Webster, Trevor Ryan	3/1/2026	12555 Manchester Road	St. Louis, MO 63131
Wilken, Jennifer Lynn	3/1/2026	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to Second Amendment of Twenty-Third Amended and Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

EXHIBIT A

Young, Todd Warren	3/1/2026	12555 Manchester Road	St. Louis, MO 63131

Admitted General Partners:
Partner Name	Date Admitted as General Partner	Address 1 & 2	City, State & Zip
Adam R Christnovich and Amy L Christnovich Joint Revocable Trust	3/1/2026	12555 Manchester Road	St. Louis, MO 63131
Allen Cherkassky and Jared Colao Revocable Inter Vivos Trust	3/1/2026	12555 Manchester Road	St. Louis, MO 63131
Brent R. Davis Declaration of Trust 6/18/2002	3/1/2026	12555 Manchester Road	St. Louis, MO 63131
Brock M. Jacobsen Living Trust	3/1/2026	12555 Manchester Road	St. Louis, MO 63131
Dean C. and Jennifer L. Hunt Joint Revocable Living Trust	3/1/2026	12555 Manchester Road	St. Louis, MO 63131
Gernetzke 2020 Trust	3/1/2026	12555 Manchester Road	St. Louis, MO 63131
Hang Family Revocable Trust	3/1/2026	12555 Manchester Road	St. Louis, MO 63131
Henry Family Revocable Trust	3/1/2026	12555 Manchester Road	St. Louis, MO 63131
James D. Abarquez Living Trust	3/1/2026	12555 Manchester Road	St. Louis, MO 63131
Jennifer L. Wilken Declaration of Trust	3/1/2026	12555 Manchester Road	St. Louis, MO 63131
Kevin L. Frazier and Michelle M. Frazier Joint Revocable Trust	3/1/2026	12555 Manchester Road	St. Louis, MO 63131
Klug Living Trust	3/1/2026	12555 Manchester Road	St. Louis, MO 63131
Kyle and Kristen Tefft Family Trust	3/1/2026	12555 Manchester Road	St. Louis, MO 63131
Lori A Fell Trust	3/1/2026	12555 Manchester Road	St. Louis, MO 63131
Miller, Scott Aron	3/1/2026	12555 Manchester Road	St. Louis, MO 63131
Mozer Family Revocable Trust	3/1/2026	12555 Manchester Road	St. Louis, MO 63131
P.A. Hart Family Trust	3/1/2026	12555 Manchester Road	St. Louis, MO 63131
Shellie L Haluska Liv Trust	3/1/2026	12555 Manchester Road	St. Louis, MO 63131
Stansbury Family Trust	3/1/2026	12555 Manchester Road	St. Louis, MO 63131
Stodola Family Trust	3/1/2026	12555 Manchester Road	St. Louis, MO 63131
The Adam and Elizabeth Chervenak 2011 Revocable Trust	3/1/2026	12555 Manchester Road	St. Louis, MO 63131
The Ariel J. Lee & Mary K. Lee Revocable Trust	3/1/2026	12555 Manchester Road	St. Louis, MO 63131
The Daniel T Miller Trust	3/1/2026	12555 Manchester Road	St. Louis, MO 63131
The Erekson Family Trust	3/1/2026	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to Second Amendment of Twenty-Third Amended and Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

EXHIBIT A

The Joshua A. Brenker and Sarah E. Brenker Trust	3/1/2026	12555 Manchester Road	St. Louis, MO 63131
The Macaluso Family Trust	3/1/2026	12555 Manchester Road	St. Louis, MO 63131
The Perry Family Revocable Trust	3/1/2026	12555 Manchester Road	St. Louis, MO 63131
The Todd W Young Trust	3/1/2026	12555 Manchester Road	St. Louis, MO 63131
Trevor A Webster Living Trust	3/1/2026	12555 Manchester Road	St. Louis, MO 63131
Zinn, Daniel Christopher	3/1/2026	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to Second Amendment of Twenty-Third Amended and Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.